BAIRD 2021 GLOBAL INDUSTRIAL CONFERENCE NOVEMBER 2021

- Securities Litigation Reform Act of 1995 and, accordingly, involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance, or achievements to differ materially from those discussed. These include statements as to our future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects, or future events. In some cases, forward-looking s milar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made, and are not guarantees of future performance. We do not undertake any obligation to publicly update or revise these forward-looking statements. The following factors, in addition to those discussed in our other filings with the U.S. -K for the year ended December 31, 2020 and subsequent reports on Form 10-Q, could cause actual results to differ materially from our current expectations expressed in forward-looking statements: the duration and effects of the global COVID-19 pandemic, including adverse impacts on our business, personnel, operations, commercial activity, supply chain, the demand for our transportation assets, the value of our assets, our liquidity, and macroeconomic conditions exposure to damages, fines, criminal and civil penalties, and reputational harm arising from a negative outcome in litigation, including claims arising from an accident involving our transportation assets inability to maintain our transportation assets on lease at satisfactory rates due to oversupply of assets in the market or other changes in supply and demand a significant decline in customer demand for our transportation assets or services, including as a result of: weak macroeconomic conditions weak market conditions in our customers' businesses adverse changes in the price of, or demand for, commodities changes in railroad operations, efficiency, pricing and service offerings, including those related to "precision scheduled railroading" changes in supply chains availability of pipelines, trucks, and other alternative modes of transportation changes in conditions affecting the aviation industry, including reduced demand for air travel, geographic exposure and customer concentrations other operational or commercial needs or decisions of our customers customers higher costs associated with increased assignments of our transportation assets following non-renewal of leases, customer defaults, and compliance maintenance programs or other maintenance initiatives events having an adverse impact on assets, customers, or regions where we have a concentrated investment exposure financial and operational risks associated with long-term purchase commitments for transportation assets reduced opportunities to generate asset remarketing income inability to successfully consummate and manage ongoing acquisition and divestiture activities reliance on Rolls-Royce in connection with our aircraft spare engine leasing businesses, and the risks that certain factors that adversely affect Rolls-Royce could have an adverse effect on those businesses fluctuations in foreign exchange rates failure to successfully negotiate collective bargaining agreements with the unions representing a substantial portion of our employees asset impairment charges we may be required to recognize deterioration of conditions in the capital markets, reductions in our credit ratings, or increases in our financing costs changes in banks' inter-lending rate reporting practices and the phasing out of LIBOR competitive factors in our primary markets, including competitors with significantly lower costs of capital risks related to our international operations and expansion into new geographic markets, including laws, regulations, tariffs, taxes, treaties or trade barriers affecting our activities in the countries where we do business changes in, or failure to comply with, laws, rules and regulations inability to obtain cost-effective insurance environmental liabilities and remediation costs potential obsolescence of our assets inadequate allowances to cover credit losses in our portfolio operational, functional and regulatory risks associated with severe weather events, climate change and natural disasters inability to maintain and secure our information technology infrastructure from cybersecurity threats and related disruption of our business 2 Forward-Looking Statements

Established as railcar lessor with 28 railcars 3 *As of 12/31/2020 -Year History 1898 1907 1919 1920 1936 1984 1994 1998 2003 2012/ 2013 2020 2021 Began manufacturing railcars Initiated quarterly dividend Began listing on the NYSE Began rail investment in Canada Exited railcar manufacturing Began rail investment in Europe & Mexico Formed Rolls-Royce & Partners Finance Affiliates (RRPF) Acquired 100% ownership in European rail joint venture & formed GATX Rail Europe (GRE) Began rail investments in India & Russia Acquired Trifleet, one of the largest global tank container lessors $8.9B in assets & ~149K wholly owned railcars worldwide*

GATX Today – Business Segments



RAIL NORTH AMERICA

- Premier railcar lessor
- Diversified fleet of over 118,000 railcars
- Strong customer credit quality, diversification in car types and commodities carried
- $2.4 billion of contractual lease receipts as of 12/31/2020



RAIL INTERNATIONAL

- GATX Rail Europe (GRE) is a leading European tank car and freight car lessor with over 26,000 railcars
- Strong customer credit quality, diversification in car types, geography, and commodities carried
- GATX Rail India (GRI) is the largest private railcar lessor in India with over 4,000 railcars



PORTFOLIO MANAGEMENT

- Largely comprised of our 50% ownership of Rolls-Royce and Partners Finance Affiliates (RRPF), a leading worldwide lessor of aircraft spare engines
- RRPF has 445 aircraft spare engines with $4.8 billion of net book value
- In January 2021, GATX commenced a program of direct investment in aircraft spare engines


NET BOOK VALUE OF ASSETS
66%
21%
8%
5%

~$8.9 Billion NBV

- Rail North America
- Rail International
- Portfolio Management
- Other (Includes Trifleet)

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As of 12/31/2020 unless otherwise noted

28% 24% 19% 14% 6% 9% GATX Rail North America Overview *Excludes boxcar fleet Chemicals Refiners & Other Petroleum Railroads & Other Transports Food & Agriculture Mining, Minerals & Aggregates Other Based on 2020 Rail North America Revenue 50% 60% 70% 80% 90% 100% 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 90% 98%96% 99% WHOLLY OWNED FLEET COUNT 118,000+ CAR TYPE COUNT 160+ AVERAGE FLEET AGE 20 Years LOCOMOTIVE COUNT 625+ NUMBER OF CUSTOMERS 850+ COUNTRIES OF OPERATIONS U.S., Canada, & Mexico 2020 OVERVIEW FLEET UTILIZATION* INDUSTRIES SERVED 5

6 BUY the railcar at an economically attractive and competitively advantaged price at the right time LEASE the railcar to a quality customer at an attractive rate for a term that reflects the business cycle SERVICE the railcar in a manner that maximizes safety, in-use time, and customer satisfaction MAXIMIZE the value of the railcar by selling or scrapping at the optimal time Straightforward and Proven Business Model

7 0 500 1,000 1,500 2,000 2,500 All Other Coal & Coke Sand, Stone, Minerals, & Related Products Grain Petroleum Products QUARTERLY COMMODITY CARLOAD TRAFFIC 7 Association of American Railroads Industry Commodity Carloadings: North America

Number of Tank Number of Freight Cyclicality of the industry is illustrated by the backlog of orders at the railcar manufacturers The 2013 and 2014 spike in tank car backlog was primarily due to the crude boom Backlogs have moderated post-crude boom, with the recent decline attributable to Precision Scheduled Railroading (PSR), freight market weakness, and, in 2020, the economic impacts of COVID-19 - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 INDUSTRY BACKLOGS 8 Railway Supply Institute as of October 2021 Industry Backlog: North America

STRONG MARKETWEAK MARKET WEAK MARKET 67 63 41 35 45 60 62 66 54 32 33 38 39 31 14% 5% -11% -16% 7% 26% 35% 39% 32% -20% -28% -10% -4% -24% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% 0 10 20 30 40 50 60 70 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Renewal Lease Term* (left axis) Lease Price Index* (right axis) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Approximate # of railcars scheduled for renewal* 17,500 15,000 17,000 21,000 20,000 21,000 20,000 17,000 12,500 15,100 13,900 17,800 17,800 20,000 Renewal Success Rate* 60% 54% 62% 77% 82% 81% 86% 81% 67% 75% 83% 82% 71% N/A Utilization* 98% 96% 97% 98% 98% 99% 99% 99% 99% 98% 99% 99% 98% N/A *Excludes boxcar fleet LPI = Lease Price Index: The average renewal lease rate change is reported as the percentage change between the average renewal lease rate and the average expiring Renewal Success Rate: The percentage of expiring leases that were renewed with the existing lessee. GATX proactively manages changing market conditions by utilizing our strong customer relationships and the diversity of our fleet to adjust rate and term. 9 GATX Actively Manages Through Cycles As of 12/31/2020 STRONG MARKET RAIL NORTH AMERICA

95% 97% 96% 99% 98% 50% 60% 70% 80% 90% 100% 2008 2010 2012 2014 2016 2018 2020 GATX Rail International Overview FLEET COUNT 26,300+ in Europe (GRE) 4,500+ in India and Russia CAR TYPE COUNT 50+ AVERAGE FLEET AGE (GRE) 17 Years NUMBER OF CUSTOMERS 250+ COUNTRIES OF OPERATIONS Poland, Germany, Austria, India, Switzerland, The Netherlands, Hungary, Czech Republic, and France 2020 OVERVIEW 10 GRE FLEET UTILIZATION Mineral Oil Liquefied Petroleum Gas Chemicals Freight & Intermodal 44% 15% 12% 29% INDUSTRIES SERVED Based on 2020 Rail International Fleet Count

32% 68% (Based on approximately 728K railcars) RAILCAR OWNERSHIP* Railroads and Shippers Lessors 11 Industry Snapshot: Europe Relatively limited manufacturing capacity Helps avoid an industry oversupply of railcars Older industry fleet in need of replacement Key segments continue to demonstrate need to replace aging, smaller, and less efficient railcars Green initiatives driving modal share shift from road to rail road lowers carbon emissions and reduces highway noise and congestion Important component to supporting the and the German reduction target *GATX management estimates as of 6/30/2020

$0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 $0 $20 $40 $60 $80 $100 $120 $140 $160 NBV (left axis) Lease Income (right axis) GATX obtained the first-ever wagon leasing license in 2012 and is the largest private railcar lessor in India. KEY ATTRIBUTES Local Technical and Operational Capabilities management expertise to generate competitive advantages and premium customer services Wholly Owned Fleet of over 4,100 railcars Serving customers in the automotive, container, steel, cement, and bulk commodities transport sector Strong Utilization and Long Lease Term High fleet utilization (99%-100%) with average remaining lease term of 6 years High Growth Opportunity Actively seeks attractive investment opportunities to grow and diversify the fleet 12 GATX Rail India Overview As of 12/31/2020

83% 16% 1% $706.1M NBV Spare Engine Count: 445 Average Fleet Age: 12 Years 2020 RRPF OVERVIEW Aircraft Spare Engine Leasing Affiliates (RRPF) Marine Equipment Other $0 $20 $40 $60 $80 $100 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 RRPF JV PRE-TAX INCOMEASSET MIX 36% 17% 17% 9% 8% 4% 9% Based on NBV of approximately $4.8B; portfolio Trent XWB (A350) Trent 700 / 7000 (A330) Trent 1000 (B787) Trent 900 (A380) V2500 (A320) Trent 800 (B777) Other RRPF ENGINE TYPES 13 Portfolio Management Overview As of 12/31/2020

1% 10% 40% 50% 1990 1998 2016 2019* ENGINES LEASED 14 *RRPF management estimate as of 02/24/2021 Aircraft Spare Engine Leasing Industry Overview Aircraft spare engines are attractive and reliable leasing assets Robust residual value characteristics Retain value better over the long term compared to aircraft Aircraft engines need regular scheduled maintenance (3-5 year intervals) which takes between 90 and 120 days Correct level of spare engines are maintained to ensure the fleet remains operationally undisrupted Spare engine ratio to engines installed on aircraft recommended by manufacturers 8-10% narrow body 10-15% wide body Percentage of leased vs. owned aircraft spare engines by airlines has increased over time

15 RRPF Affiliates entered the COVID-19 crisis from a position of strength. Balance Sheet and Liquidity Long-dated debt maturity profile and commitment to preserving cash and maintaining strong liquidity Renewal Schedule Consistent effort to ladder lease maturities by volume and engine type Customer Relationships Efficiently managing customer requests for financial relief due to impacts of COVID-19 Operating Flexibility Low operating cost base and full discretion on capital expenditure (for new engine investments) RRPF KEY ATTRIBUTES As of 2/28/2021 RRPF Joint Venture Focus on maintaining a strong balance sheet and liquidity position Continues to identify attractive investment opportunities Direct engine investment by GATX Capitalizing on current market conditions, GATX commenced a program of direct investment in aircraft spare engines in January 2021 -term leases to a group of airline customers, will be managed by RRPF

72% 12% 9% 6% Trifleet Overview FLEET COUNT Over 19,000* (54% owned/46% managed) AVERAGE FLEET AGE Owned: Approx. 7 Years Managed: Approx. 10 Years ESTIMATED USEFUL LIFE 15 25 Years TYPICAL LEASE TERM 1 5 Years NUMBER OF CUSTOMERS Approx. 300 MAJOR COUNTRIES OF OPERATION The Netherlands, U.S., Singapore, China, France, and Germany 2020 OVERVIEW 16 *Includes finance leases As of 12/31/2020 TANK TYPES Trifleet is one of the largest global tank container lessors with a young and diversified fleet. Standard Semi-Standard Gas Specialty Cryogenic Why Tank Containers Consistent growth Long-lived, widely used core assets Why Trifleet Experienced, highly regarded management team Strong safety track record Excellent brand and customer service Attractive fleet and global network Opportunities for organic growth (e.g. growth in demand for main commodities carried, geographic expansion) Opportunities for acquired growth 1%

GATX has nearly $3 billion in contractual future lease receipts. 2009 2010 2011 2012 2013 2014 2015 2016 2017* 2018* 2019* 2020* Operating Cash Flow Portfolio Proceeds $942 $725 $533 $367 $199 $231 2021 2022 2023 2024 2025 Thereafter GATX CONTRACTUAL FUTURE LEASE RECEIPTS OPERATING CASH FLOW & PORTFOLIO PROCEEDS Our strong operating cash flow provides tremendous capital allocation flexibility. 17 GATX: Well Positioned with Strong Cash Flows *2017-2020 reflects continuing operations. Information for 2016 and prior has not been recast for discontinued operations presentation. As of 12/31/2020

PRIORITY 1 Invest in core, service-intensive assets to maximize shareholder value $9.8 billion** of investments over the period shown Capital Allocation Framework $781 $480 $585 $615 $770 $860 $1,031 $715 $621 $589 $928 $723 $1,064 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017* 2018* 2019* 2020* INVESTMENT VOLUME 18 *2017-2020 reflects continuing operations. The information for 2016 and prior has not been recast for discontinued operations presentation **Investment volume and non-cash items

*Total Recourse Debt = On-Balance Sheet Recourse Debt + Off-Balance Sheet Recourse Debt + Capital Lease Obligations + Commercial Paper and Bank Credit Facilities, Net of Unrestricted Cash (In accordance with the new lease accounting standard, off-balance sheet assets and recourse debt are no longer applicable beginning in 2019) Capital Allocation Framework 0% 10% 20% 30% 40% 50% 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Recourse Debt*/Equity % of Assets that are Secured PRIORITY 2 Optimize the balance sheet Maintain a solid investment grade rating of BBB/Baa2 Maintain capacity for opportunistic investments 19 LEVERAGE & REDUCTION OF SECURED ASSETS 2.8x

$0 $500 $1,000 $1,500 $2,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020* Cumulative Dividends Cumulative Share Repurchase CASH RETURNED TO SHAREHOLDERS Capital Allocation Framework PRIORITY 3 In lockstep with Priorities 1 and 2, return excess cash to shareholders Over the period shown below, $1.7 billion returned to shareholders 20 *No share repurchases were completed during 2020

GATX Financial Highlights $1.59 $2.01 $2.81 $3.50 $4.48 $5.37 $5.77 $4.41 $4.67 $4.89 $4.59 2010 2011 2012 2013 2014 2015 2016 2017* 2018* 2019* 2020* 7% 9% 11% 13% 15% 18% 18% 13% 14% 14% 11% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 $585 $615 $770 $860 $1,031 $715 $621 $589 $928 $723 $1,064 2010 2011 2012 2013 2014 2015 2016 2017*2018*2019*2020* Income Per Diluted Share, Adjusted** Return on Equity, Adjusted** Investment Volume *2017-2020 reflects continuing operations. The information for 2016 and prior has not been recast for discontinued operations presentation. **Non-GAAP - excludes tax adjustments and other items. See Reconciliation of Non-GAAP Measures. 21

RECONCILIATION OF NON-GAAP MEASURES

Reconciliation of Non-GAAP Measure

Net Income Measures

Net Income (in millions)	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Net income (GAAP)	$ 110.8	$ 137.3	$ 169.3	$ 205.0	$ 205.3	$ 257.1	$ 502.0	$ 211.3	$ 211.2	$ 151.3
Less: Net income from discontinued operations (GAAP)	n/a	n/a	n/a	n/a	n/a	n/a	34.2	20.8	30.4	1.1
Net income from continuing operations (GAAP)	$ 110.8	$ 137.3	$ 169.3	$ 205.0	$ 205.3	$ 257.1	$ 467.8	$ 190.5	$ 180.8	$ 150.2
Adjustments attributable to pre-tax income from continuing operations:										
Cost attributable to the closure of a maintenance facility at Rail International	-	-	-	-	-	-	-	9.5	-	-
Net loss (gain) on wholly owned Portfolio Management marine investments	-	-	-	-	9.2	2.5	(1.8)	-	-	-
Railcar impairment at Rail North America	-	-	-	-	-	29.8	-	-	-	-
Residual sharing settlement at Portfolio Management	-	-	-	-	-	(49.1)	-	-	-	-
Early retirement program	-	-	-	-	9.0	-	-	-	-	-
Litigation recoveries	(3.2)	-	-	-	-	-	-	-	-	-
Leveraged lease adjustment	(5.5)	-	-	-	-	-	-	-	-	-
Total adjustments attributable to pre-tax income from continuing operations	$ (8.7)	$ -	$ -	$ -	$ 18.2	$ (16.8)	$ (1.8)	$ 9.5	$ -	$ -
Income taxes thereon, based on applicable effective tax rate	$ 2.0	$ -	$ -	$ -	$ (6.9)	$ 7.2	$ 0.7	$ (3.1)	$ -	$ -
Other income tax adjustments attributable to income from continuing operations:										
Income tax rate changes	-	0.7	-	-	14.1	-	-	-	(2.8)	
Impact of the Tax Cuts and Jobs Act of 2017	-	-	-	-	-	-	(293.2)	(16.7)	-	-
Foreign tax credit utilization	-	(4.6)	(3.9)	-	-	(7.1)	-	(1.4)	-	-
GATX income taxes on sale of AAE	-	-	23.2	-	-	-	-	-	-	-
Tax benefits upon close of tax audits	(4.8)	(15.5)	-	-	-	-	-	-	-	-
Total other income tax adjustments attributable to income from continuing operations	$ (4.8)	$ (19.4)	$ 19.3	$ -	$ 14.1	$ (7.1)	$ (293.2)	$ (18.1)	$ (2.8)	$ -
Adjustments attributable to affiliates' earnings from continuing operations, net of taxes:										
Income tax rate changes	(4.1)	(4.6)	(7.6)	-	(7.7)	(3.9)	-	-	-	12.3
Net loss (gain) on Portfolio Management marine affiliate	-	-	-	-	11.9	(0.6)	-	-	-	-
Pre-tax gain on sale of AAE	-	-	(9.3)	-	-	-	-	-	-	-
Interest rate swaps at AAE	(0.2)	20.5	(6.9)	-	-	-	-	-	-	-
Total adjustments attributable to affiliates' earnings from continuing operations, net of taxes	$ (4.3)	$ 15.9	$ (23.8)	$ -	$ 4.2	$ (4.5)	$ -	$ -	$ -	$ 12.3
Net Income from continuing operations, excluding tax adjustments and other items (non-GAAP)	$ 95.0	$ 133.8	$ 164.8	$ 205.0	$ 234.9	$ 235.9	$ 173.5	$ 178.8	$ 178.0	$ 162.5

Note: The information for 2011-2016 in the tables above has not been recast for discontinued operations presentation.

GATX

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Reconciliation of Non-GAAP Measures

Net Income Measures (cont.) and Earnings Per Share

Net Income (in millions)	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Adjustments attributable to discontinuing operations, net of taxes:										
Net casualty gain at ASC	n/a	n/a	n/a	n/a	n/a	n/a	-	-	(8.1)	-
Impact of the Tax Cuts and Jobs Act of 2017	n/a	n/a	n/a	n/a	n/a	n/a	(22.7)	0.2	-	-
Total adjustments attributable to discontinued operations, net of taxes	n/a	n/a	n/a	n/a	n/a	n/a	$ (22.7)	$ 0.2	$ (8.1)	$ -
Net income from discontinued operations, excluding tax adjustments and other items (non-GAAP)	n/a	n/a	n/a	n/a	n/a	n/a	$ 11.5	$ 21.0	$ 22.3	$ 1.1
Net income from consolidated operations, excluding tax adjustments and other items (non-GAAP)	**$ 95.0**	**$ 133.8**	**$ 164.8**	**$ 205.0**	**$ 234.9**	**$ 235.9**	**$ 185.0**	**$ 199.8**	**$ 200.3**	**$ 163.6**

Note: The information for 2011-2016 in the tables above has not been recast for discontinued operations presentation.

Earnings per Share	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Diluted earnings per share from continuing operations (GAAP)	$ 2.35	$ 2.88	$ 3.59	$ 4.48	$ 4.69	$ 6.29	$ 11.88	$ 4.98	$ 4.97	$ 4.24
Diluted earnings per share from discontinued operations (GAAP)	n/a	n/a	n/a	n/a	n/a	n/a	0.87	0.54	0.84	0.03
Diluted earnings per share from consolidated operations (GAAP)	$ 2.35	$ 2.88	$ 3.59	$ 4.48	$ 4.69	$ 6.29	$ 12.75	$ 5.52	$ 5.81	$ 4.27
Diluted earnings per share from continuing operations, excluding tax adjustments and other items (non-GAAP)	$ 2.01	$ 2.81	$ 3.50	$ 4.48	$ 5.37	$ 5.77	$ 4.41	$ 4.67	$ 4.89	$ 4.59
Diluted earnings per share from discontinued operations, excluding tax adjustments and other items (non-GAAP)	n/a	n/a	n/a	n/a	n/a	n/a	0.29	0.55	0.62	0.03
Diluted earnings per share from consolidated operations, excluding tax adjustments and other items (non-GAAP)	$ 2.01	$ 2.81	$ 3.50	$ 4.48	$ 5.37	$ 5.77	$ 4.70	$ 5.22	$ 5.51	$ 4.62

Note: The information for 2011-2016 in the tables above has not been recast for discontinued operations presentation.

GATX

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25 Reconciliation of Non-GAAP Measures Balance Sheet Measures On- and Off-Balance Sheet Assets 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Total assets (GAAP) 5,846.0$ 6,044.7$ 6,535.5$ 6,919.9$ 6,894.2$ 7,105.4$ 7,422.4$ 7,616.7$ 8,285.1$ 8,937.6$ Off-balance sheet assets (1): Rail North America 884.5 863.5 887.9 606.1 488.7 456.5 435.7 430.2 - - Portfolio Management 2.6 - - - - - - - - - Discontinued operations - 21.0 16.5 11.7 6.8 2.6 - - - - Total off-balance sheet assets 887.1$ 884.5$ 904.4$ 617.8$ 495.5$ 459.1$ 435.7$ 430.2$ -$ -$ Total assets, as adjusted (non-GAAP) 6,733.1$ 6,929.2$ 7,439.9$ 7,537.7$ 7,389.7$ 7,564.5$ 7,858.1$ 8,046.9$ 8,285.1$ 8,937.6$ (1) Off-balance sheet assets apply to each of the years 2018 and prior. In accordance with the new lease accounting standard, off-balance sheet assets are no longer applicable beginning in 2019.